UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      January 15, 2019

ALLEGHANY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9371	51-0283071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1411 Broadway, 34th Floor, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 752-1356

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On January 15, 2019, the Board of Directors (the “Board”) of Alleghany Corporation (the “Corporation”), upon the recommendation of its Nominating and Governance Committee, appointed Lauren M. Tyler to serve as a member of the Board. Ms. Tyler will serve in the class of directors whose term expires at the 2019 Annual Meeting of Stockholders of the Corporation (the “2019 Annual Meeting”) and until her successor is elected and qualified or until her earlier resignation or removal. Ms. Tyler will be nominated by the Board for re-election by the Corporation’s stockholders at the 2019 Annual Meeting. Prior to appointing Ms. Tyler as a director, the Board affirmatively determined that she does not have a material relationship with the Corporation, and thus is an independent director of the Corporation under the New York Stock Exchange’s listing standards, based upon the fact that she does not have a relationship with the Corporation either directly or as a partner, shareholder or officer of an organization that has a relationship with the Corporation.

Ms. Tyler is entitled to the compensation the Corporation offers its other non-employee directors in the form of cash, prorated to reflect her appointment mid-term, and equity. For more information on the compensation of the Corporation’s directors, please refer to the disclosure under the heading “Compensation of Directors” in the Corporation’s proxy statement for its 2018 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on March 16, 2018.

There are no other understandings or arrangements between Ms. Tyler or any other person and the Corporation pursuant to which Ms. Tyler was appointed to serve as a director of the Corporation. There are no transactions between Ms. Tyler or any of her immediate family members and the Corporation that would be required to be reported under Item 4.04(a) of Regulation S-K.

On January 15, 2019, the Corporation issued a press release announcing the appointment of Ms. Tyler to the Board. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1               Press Release, dated January 15, 2019, announcing the appointment of a new director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHANY CORPORATION

Date: January 18, 2019	By: /s/ John L. Sennott, Jr.
Name: John L. Sennott, Jr.
Title: Senior Vice President